SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2011

Desert Hawk Gold Corp.
(Exact Name of Registrant as Specified in Charter)

NEVADA	333-169701	82-0230997
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

7723 North Morton Street, Spokane, WA	99208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (509) 434-8161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On May 3, 2011, we entered into a Fourth Amendment (the “Fourth Amendment”) to our Investment Agreement with DMRJ Group I, LLC (“DMRJ Group”), which amended the Investment Agreement, dated as of July 14, 2010, as amended by that certain Amendment and Waiver dated as of November 8, 2010, the Second Amendment to Investment Agreement dated February 25, 2011, and the Third Amendment to Investment Agreement dated March 11, 2011 (as amended, the “Investment Agreement”) pursuant to which, among other things, DMRJ Group has made available to us a senior secured term loan credit facility of up to $6,500,000.  The Fourth Amendment allows us to make a further request for a term loan advance under the Investment Agreement of up to $735,295, including $110,295 of prepaid interest, and any remaining amounts previously permitted under the Third Amendment, without satisfying the provisions requiring us to meet certain milestones in connection with our Kiewit properties and permitting us to use the funds for working capital and ordinary course general corporate purposes not inconsistent with or prohibited by the Investment Agreement.  Under the terms of the Fourth Amendment, repayment of this and all prior advances are now due as follows:

Date	Yellow Hammer Advances	Bridge Advances	Total
6/30/2012	1,147,403	402,597	1,550,000
9/30/2012	2,180,065	764,935	2,945,000
12/31/2012	1,014,520	355,972	1,370,492

In the event we complete an equity financing with net proceeds of more than $3,000,000, DMRJ Group will have the option to require us to pay 25% of the proceeds to satisfy our indebtedness to it.

Pursuant to the Fourth Amendment, the Yellowhammer advances made by DMRJ Group to us, including accrued and unpaid interest thereon, are convertible into our Series A-1 Preferred Shares at any time into the number of shares of Series A-1 preferred stock determined by dividing the amount of advances being converted by 10 times the conversion price effective at the time of the conversion.  Also, the advances made under the Fourth Amendment, plus prior advances made under the Second and Third Amendments, including accrued and unpaid interest thereon, are convertible into share of Series A-2 preferred stock determined by dividing the amount of advances being converted by 10 times the conversion price effective at the time of the conversion.

In accordance with the terms of the Fourth Amendment, we also entered into a Registration Rights Agreement pursuant to which we granted demand and piggyback registration rights to DMRJ Group for the common shares issuable upon conversion of the Series A-1 and A-2 Preferred Stock.

Under the terms of the Fourth Amendment, we issued 100,000 shares of our Series A-2 Preferred Stock to DMRJ Group as described in Item 3.02 below.

As a condition of closing the Fourth Amendment, we also agreed to limit the number of directors to seven persons, two of which will be designated by the holders of the Series A-1 and A-2 Preferred Stock.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 4, 2011, we received $625,000, net of $110,295 of prepaid interest, in a term loan advance from DMRJ Group pursuant to the Fourth Amendment to the Investment Agreement.  This loan advance is evidenced by an existing promissory note due not later than July 14, 2012, and bearing interest of 15% per annum from the date of borrowing.  At the time we repay or prepay the advance, we are required to pay an additional amount equal to 20% of the principal amount being repaid or prepaid.    Pursuant to a Security Agreement dated July 14, 2010, we have secured the repayment of any advances made by DMRJ Group with all of our assets.  The borrowed proceeds will be used for working capital and ordinary course general corporate purposes not inconsistent with or prohibited by an covenant in the Investment Agreement and related documents.  Pursuant to the Fourth Amendment, repayment of the loan advances is due and payable on the dates provided set forth in Item 1.01 above.

An event of default will occur under the terms of the Investment Agreement if any representation or warranty made by us in the transaction documents with DMRJ Group proves to be false or misleading in any material respect, if we fail to make required payments under the loan documents, if we fail to observe the covenants made in the agreement, if a change of control occurs, if a voluntary or involuntary insolvency action is commenced, or if a change of control of our company occurs.  In the case of an event of default, DMRJ Group may, upon prior written notice, terminate or suspend its commitment for further loan advances, declare the outstanding loan advances to be immediately due and payable, or exercise any other remedies legally available.  Upon an event of default, the interest rate on the outstanding principal amount increases to 25%.

Item 3.02	Unregistered Sales of Equity Securities.

On May 3, 2011 we issued 100,000 shares of our Series A-2 Preferred Stock to DMRJ Group under the terms of the Fourth Amendment to our Investment Agreement dated July 14, 2010, as previously amended.  These preferred shares are convertible into shares of our common stock pursuant to a formula set forth in response to Item 1.01 above.  These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  DMRJ Group was an accredited investor as defined in Regulation D at the time of the transaction.  DMRJ Group delivered appropriate investment representations with respect to the shares and consented to the imposition of restrictive legends upon the stock certificate representing the shares.  It had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.  Representatives of DMRJ Group were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction.  No underwriting discounts or commissions were paid in connection with the preferred stock transaction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2011, two of our directors, Robert Knecht and William McAndrews resigned as agreed in connection with the Fourth Amendment.  Pursuant to the terms of the Fourth Amendment, the holders of the outstanding shares of the Series A-2 Preferred Stock designated Daniel Small and David Levy to become directors of the company and we filed the vacancies created by the resignations of Messrs Knecht and McAndrews with the appointments of Daniel Small and David Levy as directors effective May 3, 2011.

Messrs. Levy and Small are principals of DMRJ Group which has provided funded pursuant to the Investment Agreement as described in Item 1.01 above.  Mr. Small is also the portfolio manager of DMRJ Group.  With the funds borrowed in connection with the Fourth Amendment, we have received loan advances totaling $4,117,647, net of prepaid interest in the amount of $617,647, from DMRJ Group.  No principal payments on the indebtedness have been made and no additional interest has been paid.  The promissory note under which this indebtedness is payable bears interest at 15% per annum.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A-1 and A-2 Preferred Stock

On May 3, 2011, we filed a Certificate of Designations with the Nevada Secretary of State for the creation of our Series A-1 and A-2 Preferred Stock.  We have designated 2,500,00 shares of our authorized preferred stock as Series A-1 Preferred Stock and 1,000,000 shares as Series A-2 Preferred Stock.  The Series A-1 and A-2 shares have the following rights and preferences:

•	The holders of the Series A-1 and A-2 shares have no preference as to any dividends declared by us.
•
In the event of any voluntary or involuntary liquidation, dissolution or winding up of our company, or a change of control transaction or the sale or lease of all or substantially all of our assets without the majority consent of the holders of the Series A-1 and A-2 shares, the holders of the Series A shares will be entitled to receive ratably an amount of the funds available for liquidation equal to the issue price of the Series A shares plus any accrued and unpaid dividends.  Any remaining funds available for distribution will be distributed pro rata among the holders of the common stock and the Series A, A-1 and A-2.

•
The holders of the Series A-1 and A-2 shares are entitled to the number of votes equal to the number of whole shares of common stock into which the Series A-1 or A-2 shares are convertible.  The Series A-1 and A-2 shares vote together with the holders of the common stock, except as provided by law.  In addition, we are prohibited from taking the following actions without the separate consent of persons owning a majority of the Series A-1 and A-2 preferred shares:

o	Amending our Articles of Incorporation or Bylaws, or the articles of incorporation or bylaws of our subsidiary;
o	Entering into another business;
o	Adopting a new equity compensation plan or amend our current plan;
o	Redeeming, retiring or acquiring our own securities;
o	Entering into any merger transaction, selling, licensing or transferring any of our assets, or pledging or granting a security interest in our assets;

o	Entering into any agreement or arrangement for the purchase of capital stock or a substantial portion of the assets of another entity or any type of joint venture or strategic alliance;
o	Declaring or paying any dividends on our equity securities;
o	Issuing any debt or equity securities, except in certain limited circumstances;
o
Entering into any insider transactions, except for transactions in the normal course of our business, the payment of customary salaries or other standard employee benefit programs available to all employees;

o	Creating any subsidiaries;
o	Dissolving, liquidating, or reorganizing the Company;
o	Creating any new indebtedness in excess of $500,000 other than trade payables and the indebtedness created under the DMRJ Group Investment Agreement;
o	Fix or change the number of directors set in any resolution of the Board;
o	Making any loans or advances to any person other than ordinary business expenses not to exceed in the aggregate $15,000;
o	Granting any registration, preemptive, anti-dilution, or redemption or repurchase rights with respect to any securities; and
o	Borrowing against, pledging, assigning, modifying, cancelling or surrendering any key man insurance policy maintained by or for us.
•
The holders of record of the Series A-1 and Series A-2 shares, voting together as a single class, have the right to elect two directors of the Board, to remove any such directors elected by them and to fill any vacancy caused by the death, resignation or removal of such directors.

•
The Series A shares are convertible into shares of our common stock at any time as described in Item 1.01 above.  The conversion price of the Series A-1 preferred stock is $0.70 per share and the conversion price of the Series A-2 shares is $1.00, subject to the following limitations and conditions:

o
If we issue or sell shares of our common stock, or grant options or other convertible securities which are exercisable or convertible into our common shares, at prices less than the conversion price of our Series A- or A-2 shares, except in certain exempted situations, then the conversion price of the Series A-1 and A-2 shares will be reduced to this lower sale or conversion price.

o	The Series A-1 and A-2 shares may not be converted into common shares if the beneficial owner of such shares would thereafter exceed 4.9% of the outstanding common shares.
•
We have the right to create and issue additional classes or series of preferred shares so long as the new class or series does not have preferences, limitations, or relative rights which are superior or senior to the preferences, limitations and relative rights granted the holders of the Series A-1 or A-2 shares.

•	The holders of the Series A-1 and A-2 shares have preemptive rights to purchase shares of our common stock in any offering by us.
•	There are no redemption or sinking fund provisions applicable to the Series A-1 or A-2 shares.

Amended Bylaws

On May 3, 2011, our Board of Directors adopted Amended and Restated Bylaws.  The following table sets forth the provisions of the original Bylaws amended by the adoption of the Amended and Restated Bylaws (as designated in italics):

Original Bylaws	Amended Bylaws
Article II—Section 9
Voting of Shares.  Each outstanding share of voting capital stock of the Corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders, except as otherwise provided in the Articles of Incorporation of the Corporation.  Except as otherwise provided by the general corporation laws of the State of Nevada, the Articles of Incorporation of the Corporation or these bylaws, if a quorum is present: (a) directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (b) action on any matter other than the election of directors shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action.

Voting of Shares.  Each outstanding share of voting capital stock of the Corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders, except as otherwise provided in the Articles of Incorporation of the Corporation.  Except as otherwise provided by the general corporation laws of the State of Nevada, the Articles of Incorporation of the Corporation or these bylaws, if a quorum is present: (a) directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (b) action on any matter other than the election of directors shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action.

Notwithstanding the foregoing or anything in these Bylaws to the contrary, the holders of record of the shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock (as such terms are defined in that certain Certificate of Designations Preferences and Rights of Series A-1 and A-2 Convertible Preferred Stock of Desert Hawk Gold Corp., filed with the Secretary of State of the State of Nevada, as amended) voting together as a single class but exclusively and as a separate class with respect to any other class, shall be entitled to elect two (2) directors (the “Series A-1 Directors”) at each meeting or pursuant to each consent of the Corporation’s stockholders for the election of directors, to remove any Series A-1 Directors elected pursuant to this Section 9 and to fill any vacancy caused by the death, resignation or removal of such Series A-1 Directors. Election of the Series A-1 Directors shall be made by a plurality of the votes of the Series A-1 Preferred Stock and Series A-2 Preferred Stock present in person or represented by proxy at the meeting (or consenting in writing).

Article II—Section 10
Shareholder Nominations and Proposals.  Nominations for election as a director and proposals for shareholder action may be made only by shareholders of the Corporation of record at the time of the giving of notice provided for herein and shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation: (a) in the case of an annual meeting of shareholders that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than one hundred twenty (120) days prior to such anniversary date; and (b) in the case of an annual meeting of shareholders that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders, or in the case of a special meeting of shareholders, not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.  Such notification shall contain a written statement of the shareholder’s proposal and of the reasons therefor, his name and address and number of shares owned, and, in the case of the nomination of a director, nominations shall contain the following information to the extent known by the notifying shareholder: (i) the name, age and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the nominee’s qualifications to serve as a director; (iv) such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of directors pursuant to the rules and regulations of the Securities and Exchange Commission; (v) the name and residence address of the notifying shareholder; and (vi) the number of shares owned by the notifying shareholder, and shall be accompanied by the nominee’s written consent to being named a nominee and serving as a director if elected.  A shareholder making any proposal shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended.  Nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.

Shareholder Nominations and Proposals.  Nominations for election as a director, other than the Series A-1 Directors, and proposals for shareholder action may be made only by shareholders of the Corporation of record at the time of the giving of notice provided for herein and shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation: (a) in the case of an annual meeting of shareholders that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than one hundred twenty (120) days prior to such anniversary date; and (b) in the case of an annual meeting of shareholders that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders, or in the case of a special meeting of shareholders, not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.  Such notification shall contain a written statement of the shareholder’s proposal and of the reasons therefor, his name and address and number of shares owned, and, in the case of the nomination of a director, nominations shall contain the following information to the extent known by the notifying shareholder: (i) the name, age and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the nominee’s qualifications to serve as a director; (iv) such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of directors pursuant to the rules and regulations of the Securities and Exchange Commission; (v) the name and residence address of the notifying shareholder; and (vi) the number of shares owned by the notifying shareholder, and shall be accompanied by the nominee’s written consent to being named a nominee and serving as a director if elected.  A shareholder making any proposal shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended.  Nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded. Nominations for the Series A-1 Directors shall be made as determined from time to time by the holders of more than 50% of the shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock.

Article III—Board of Directors
Vacancies.  Any vacancies occurring on the Board of Directors for any reason (including death, resignation, disqualification, removal or other causes) and any newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors.  Notwithstanding the immediately preceding sentence, the Board of Directors may by resolution determine that any such vacancies or newly created directorships shall be filled by the shareholders of the Corporation.  A director elected to fill a vacancy or a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

Vacancies.  ~~Any~~ Subject to the provisions of the second paragraph of Article II Section 9, any vacancies occurring on the Board of Directors for any reason (including death, resignation, disqualification, removal or other causes) and any newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors.  Notwithstanding the immediately preceding sentence, the Board of Directors may by resolution determine that any such vacancies or newly created directorships shall be filled by the shareholders of the Corporation.  A director elected to fill a vacancy or a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

Article IX—Section 10
Amendments.  Except as otherwise provided herein, these bylaws may be amended or repealed and new bylaws may be adopted exclusively by resolution adopted by the affirmative vote of not less than a majority of the number of directors of the Corporation.

Amendments.  Except as otherwise provided herein, these bylaws may be amended or repealed and new bylaws may be adopted exclusively by resolution adopted by the affirmative vote of not less than a majority of the number of directors of the Corporation.  Notwithstanding the foregoing, so long as any shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock are outstanding, any amendment, alteration, change or modification to any provision pertaining to the Series A-1 Directors, including, without limitation, the second paragraph of Article II Section 9 or any provision referencing the second paragraph of Article II Section 9, may only be made with the consent of the holders of more than 50% of the shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock.

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations for Series A-1 and A-2 Preferred Stock

3.2	Amended and Restated Bylaws dated May 3, 2011

4.1	Registration Rights Agreement dated May 3, 2011

99.1	Fourth Amendment to Investment Agreement dated May 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desert Hawk Gold Corp.

Date: May 9, 2011	By:	/s/ Robert E. Jorgensen
Robert E. Jorgensen, CEO